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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K into the Company's previously filed Registration Statement on Form S-3 (File No. 333-58057) and Registration Statements on Form S-8s (SEC File Nos. 333-48239 and 333-53693).



ARTHUR ANDERSEN LLP

Tampa, Florida
March 29, 1999